SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     March 11, 2004
                                                     ---------------------------

                               PARKERVISION, INC.
               (Exact Name of Registrant as Specified in Charter)


            Florida                      0-22904                  59-2971472
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


8493 Baymeadows Way, Jacksonville, Florida                     32256
-----------------------------------------------------------    -----------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code             (904) 737-1367
                                                               -----------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 11, 2004 the Company released the earnings release for the 2003 fourth quarter and year end results attached as Exhibit 99.1 and incorporates into this item the text thereof.

ITEM 7.   FINANCIAL STATEMEMTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)-(b)   Financial Statements

               None

     (c)       Exhibits

          Exhibit Number      Description
          --------------      -----------

          99.1                Press release of the Company dated March 11, 2004

                                       1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 10, 2004                      PARKERVISION, INC.
                                            ------------------
                                            (Registrant)

                                            /s/ Jeffrey L. Parker
                                            ---------------------
                                            Jeffrey L. Parker
                                            Chief Executive Officer

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